Exhibit 99.8

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	July 21, 2008
For the Monthly Collection Period of:	June

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,556,200,000
Series 2007-1 A-1-A	$22,500,000	$19,500,000
Series 2007-1 A-1-X	$52,500,000	$45,500,000
Series 2007-1 A-2-I-X	$350,000,000	$47,200,000	(1)
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due	☐ Yes	☒ No

2)	Rapid Amortization Event occurred and continuing	☐ Yes	☒ No

Cause of Rapid Amortization (if any):
a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
c)	Servicer Termination Event has occurred	☐
d)	Event of Default has occurred	☐
e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

Rapid Amortization DSCR One Time Cure Right Available	☒ Yes	☐ No

3)	Event of Default	☐ Yes	☒ No

	Current Payment Date	Last Payment Date
Current 3-Month Adjusted DSCR	2.633	2.745
Current 3-Month DSCR	2.119	2.201
Current 12-Month Adjusted DSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
U.S. 12-Month System-Wide Sales	4,543,366,028	4,539,435,617
Weighted Average Royalty Rate	3.94%	3.94%
Change in Domestic Franchised Stores	1	1
Change in Domestic Company Owned Stores	(2)	0

(1) - On July 21, 2008 the remaining $47.2 million of Class 2007-1 Class A-2-I debt will be repaid with proceeds from asset divestitures, the monthly residual and a capital contribution.

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	$342,598.61		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$7,982,524.47						Applebee’s Senior Note Interest

DTC	22579616	$47,200,000.00						Applebee’s Senior Note Principal Payment

DTC	22579609	$861,217.54						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - June 2008

Assured Guaranty	22579603	$450,981.25		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s June 2008 premiums

Wells Fargo	22579606	$859,465.00		Wells Fargo			22579601	Release of Interest Reserve related to July 21, 2008 payment

Wells Fargo	22579606	$48,172.86		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest ReserveAccount

Wells Fargo	22579602	$0.07		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Account

Wells Fargo	22579609	$0.01		Wells Fargo			22579601	TFR Interest Earnings -Subordinated Note Interest Payment Account

Wells Fargo	22579600	$0.02		Wells Fargo			22579601	TFR Interest Earnings - Applebee’s Enterprises LLC Main Account

Applebee’s Services, Inc.	22579600	$0.00	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	June 2008 Residual

Total Wires		$57,757,459.84

Monthly collections

For the Payment Date of:	July 21, 2008
For the Monthly Collection Period of:	June

Deposits to Concentration Account

			Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$11,069,696	Yes
Initial Franchise Fees		$35,000
Transfer Fees		$262,500
Renewal Fees		$—
Licensing Fees payable to Third parties		$—
Advertising Fees paid into the Concentration Account		$—
Total Franchise Payments from Third Party Franchisees		$11,367,196

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fee s	$96,823
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$268,863	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$11,732,882

From Restaurant Holder Accounts
A)	All Store Revenue - Cash Purchase	$41,016,667	Yes
I)	Insurance Restoration Receipts	$—
Restaurant Holder Collections Received		$41,016,667

From Credit Card Accounts
A)	All Store Revenue - Credit Card Purchase	$73,928,882	Yes
Credit Card Collections Received		$73,928,882

From Gift Card Reserve Account
A)	Amount of Gift Card Receipts owed to the Rest. Holders	$4,887,739	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$4,887,739

Other
To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$45,539
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$45,539	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$150,745	Yes
E)	Vendor Rebates	$236,559	Yes
F)	IHOP Residual Amount	$6,326,111	Yes
G)	Any Equity contributions	$—	Yes
H)	Return of cash deposit from Supplier	$—
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$6,758,954

Misdirected Funds
A)	Funds deposited to Cencentration Account in Error	$1,400,640

Total Monthly monies collected (Inc. Excluded Amts)		$139,725,764
Gross Monthly Collections		$137,930,801

Restaurant Holder Profits

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

		June
A)	Restaurant Sales
	Restaurant Gross Receipts Deposited into the Concentration Account	$119,833,288
	Less: Gift Card Sales transferred to Gift Card Account	$(2,127,315)
	Less: Sales Tax transferred to Sales Tax Account	$(8,138,619)
	Restaurant Sales	$109,567,354

B)	Restaurant Holder’s Expenses paid from Concentration Account
	Food and Beverage	$30,849,169
	Labor	$37,910,893
	Utilities	$4,788,592
	Other Controllables (including local advertising costs)	$8,471,840
	Occupancy Costs	$4,924,640
	Other Non-Controllables	$577,682
	Subtotal of Operating Expenses Attributable	$87,522,816

	Less:Vendor Rebates	$(236,559)
	Weight Watcher fees (paid to 3rd party account)	$72,924
	Advertising (payable to the Advertising Reserve Account)	$3,094,269
	Lease Payments payable to the Lease Payment Account	$2,628,520

	Total Expenses	$93,081,970

C)	Restaurant Holder Profits	$16,485,384
	Percentage of Monthly Sales	15.05%

Weekly Waterfall Summary

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

			Week 1	Week 2	Week 3	Week 4	Week 5	Totals
Beginning Concentration Account Balance			$33,172,214	$34,769,445	$41,760,179	$50,706,246	$28,616,485	$33,172,214
Total Cumulative monies collected (Inc. Excluded Amts)			$25,129,978	$25,241,641	$30,919,924	$31,972,231	$26,461,990	$139,725,764
	Other Cash Deposits		$—	$(123,178)	$(597,319)	$(610,826)	$(69,317)	$(1,400,640)
	Total Cumulative Weekly Collections		$25,129,978	$25,241,641	$30,919,924	$31,972,231	$26,461,990	$139,725,764
	Total Cumulative IHOP Residual Amounts Received		$—	$—	$—	$—	$—	$—

	Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay		$19,271,610	$13,719,882	$16,892,563	$16,132,680	$21,506,081	$87,522,816
	Prior Monthly Waterfall Payments					$29,741,277		$29,741,277
	Prior Month weekly waterfall payments		$3,430,937					$3,430,937
	Prior Weekly Waterfall Payments		$—	$3,556,486	$3,590,611	$6,590,645	$3,438,409	$17,176,151
	Prior week gift card redemptions due to Restaurant Holders		$830,200	$851,361	$893,364	$986,564	$1,038,898	$4,600,387
	Total expended and committed funds		$23,532,747	$18,127,729	$21,376,538	$53,451,166	$25,983,388	$142,471,568

Total Collections to be applied in Accordance w/ Weekly Waterfall			$34,769,445	$41,760,179	$50,706,246	$28,616,485	$29,025,770	$46,201,921

	Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account		$—	$—	$—	$—	$—	$—
	A	Accrued and unpaid Govt. Taxes	$—	$—	$—	$—	$—	$—
	B	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$—	$—	$—	$—	$—	$—

II)	To the Sales Tax Account		$1,584,348	$1,580,680	$1,719,636	$1,619,507	$1,634,448	$8,138,619
	A	Sales taxes payable	$1,584,348	$1,580,680	$1,719,636	$1,619,507	$1,634,448	$8,138,619
	B	Any sales tax owed but not paid in accordance with II) A above	$—	$—	$—	$—	$—	$—

III)	To the Lease Payment Account		$—	$—	$2,612,917	$15,603	$—	$2,628,520
	A	1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$—	$—	$—	$—	$—	$—
	B	Any Lease Payment owed but not paid in accordance with III) A above	$—	$—	$2,612,917	$15,603	$—	$2,628,520

IV)	To the Gift Card Reserve Account		$(481,533)	$(458,791)	$(307,815)	$(701,752)	$(609,423)	$(2,559,314)
	A	Gift Card Sales payable to ACMC	$369,828	$434,573	$678,749	$337,146	$307,019	$2,127,315
	B	ACMC Gift Card Redemptions due to restaurant holders	$(851,361)	$(893,364)	$(986,564)	$(1,038,898)	$(916,442)	$(4,686,629)
	C	Any Gift Card Sales owed but not paid in accordance with IV) A above	$—	$—	$—	$—	$—	$—

V)	To the Third Party Licensing Fee Account		$14,685	$15,457	$14,613	$14,080	$14,089	$72,924
	A	Accrued and unpaid licensing or royalties fees payable to third parties	$14,685	$15,457	$14,613	$14,080	$14,089	$72,924
	B	Any licensing fees owed but not paid in accordance with V) A above	$—	$—	$—	$—	$—	$—

VI)	To the Advertising Fees Account		$592,524	$606,803	$687,332	$627,009	$580,601	$3,094,269
	A	Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$592,524	$606,803	$687,332	$627,009	$580,601	$3,094,269
	B	Any Advertising Fees owed but not paid in accordance with VI) A above	$—	$—	$—	$—	$—	$—

VII)	To the Operating Expense Account		$—	$—	$—	$—	$—	$—
	A	Previously accrued and unpaid Operating Expenses	$—	$—	$—	$—	$—	$—
	B	Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$—	$—	$—	$—	$—	$—

VIII)	To the Servicer		$1,846,462	$1,846,462	$1,863,962	$1,863,962	$2,108,962	$9,529,810
	A	Weekly Servicing Fee	$1,846,462	$1,846,462	$1,846,462	$1,846,462	$1,846,462	$9,232,310
	B	Any Servicing Fee owed but not paid in accordance with VIII) A above	$—	$—	$—	$—	$—	$—
	C	Residual Certificates paid to Servicer	$—	$—	$—	$—	$—	$—
	D	Any initial franchise fees, transfer fees, territory fees, or renewal fees	$—	$—	$17,500	$17,500	$262,500	$297,500
	E	Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$—	$—	$—	$—	$—	$—

	Cumulative Total Weekly Allocations		$3,556,486	$3,590,611	$6,590,645	$3,438,409	$3,728,677	$20,904,828
	Less: Non-DSCR Expense		$(851,361)	$(893,364)	$(969,064)	$(1,021,398)	$(653,942)	$(4,389,129)
	DSCR Expenses in Weekly Allocations		$4,407,847	$4,483,975	$7,559,709	$4,459,807	$4,382,619	$25,293,957
	Ending Concentration Account balance		$31,212,959	$38,169,568	$44,115,601	$25,178,076	$25,297,093	$25,297,093

Cash basis expenses during the month of June included a) one and one half months rent related to the  sale-leaseback of 181 company owned Applebee’s restaurants and  b) payroll timing which resulted in six weeks payroll for the five week period.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

					Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture				$25,297,093.00

Capital Contribution - not to be counted for purposes of calculating DSCR				$1,419,289.17

Net after-tax proceeds of asset divestitures from Capital Expenditure Reserve account.				$29,200,000.00

Release of senor Note Interest Reserve related to Class A-2-1 payoff				$859,465.00

Interest Earnings on the Servicing accounts to be distributed				$22,095.33

Interest Earnings on the Trust accounts to be distributed				$51,879.38		$56,849,821.88

Total Amount to be distributed				$56,849,821.88

I			To the Operating Expense Account*		$0.00	$56,849,821.88
		i	Accrued and unpaid Govt. Taxes		$0.00
		ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity		$0.00

II			To Sales Tax Account
		i	Accrued plus unpaid Sales Taxes		$0.00	$56,849,821.88

III			To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**		$0.00	$56,849,821.88
		i	Insurance Proceeds Amount		$0.00
		ii	Asset Disposition Prepayment Amount		$0.00
		iii	Indemnification Amount		$0.00

IV			To the Operating Expense Payment Account*
			Previously accrued and unpaid Operating Expenses		$0.00	$56,849,821.88

V
	A		To the Senior Notes Interest Payment Account
			Senior Notes Monthly Interest Amount		$7,982,524.47	$48,867,297.41
	B		To the Insurer Premiums Account
			Accrued Insurer Premium Amount		$450,981.25	$48,416,316.16
	C		To the Class A-1 Commitment Fees Account
			Class A-1 Monthly Commitment Fees Amount		$342,598.61	$48,073,717.55
	D		To the Hedge Payment Account
			Hedge Payment Amount (excluding any termination payments)		$0.00	$48,073,717.55

VI			To each Insurer
			Insurer Expense Amount		$0.00	$48,073,717.55

VII			To each Insurer
			Insurer Reimbursement Amount		$0.00	$48,073,717.55

VIII			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)		$12,500.00	$48,061,217.55

IX			To the Senior Notes Interest Reserve Account
			Senior Notes Interest Reserve Deficit Amount		$0.00	$48,061,217.55

X			To the Servicer
			Any Supplemental Servicing Fee		$0.00	$48,061,217.55

XI			To the Senior Notes Principal Payment Account
			Any Partial Amortization Amount		$0.00	$48,061,217.55

XII			To the Cash Trap Reserve Account
			Any Cash Trap Reserve Amount		$0.00	$48,061,217.55

XIII			To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount		$0.00	$48,061,217.55

XIV			To the Operating Expense Account
			Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount		$0.00	$48,061,217.55

XV			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount		$0.00	$48,061,217.55

XVI			Also To Class A-1 Administrative Agent
			Any other amounts owed to the Class A-1 Note Administrative Agent
					$0.00	$48,061,217.55
XVII			To the Subordinated Notes Interest Payment Account
			Any Partial Amortization Amount
					$0.00	$48,061,217.55
XVIII			Also, to the Subordinated Notes Interest Payment Account
			Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		$861,217.54	$47,200,000.00

XIX			To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes		$0.00	$47,200,000.00

XX	A		To the Class A-1 Excess Interest Account
			Class A-1 Excess Interest Amount		$0.00	$47,200,000.00
	B		To the Sr. Notes Excess Adjusted Interest Account
					$0.00	$47,200,000.00
	C		To the Sr. Notes Monthly Contingent Additional Interest Account
			Sr Notes Monthly Contingent Additional Interest Amount		$0.00	$47,200,000.00

XXI			To Sub Notes Monthly Contingent Additional Interest Account
			Sub Notes Monthly Contingent Additional Interest Amount		$0.00	$47,200,000.00

XXII			To Hedge Payment Account		$0.00	$47,200,000.00
		i	Any accrued and unpaid Series Hedge Payment		$0.00
		ii	Any other amounts payable to a Hedge Counterparty		$0.00

XXIII			To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
			Monthly Aggregate Extension Prepayment Amount		$47,200,000.00	$0.00

XXIV			To the Sub Notes Principal Payment Account
		i	Lessor of		$0.00	$0.00
			(i) Monthly Sub Notes Amortization Amount
			(ii) Residual Threshold Amount
		ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])		$0.00	$0.00

XXV			To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds		$0.00	$0.00
Debt Service Payents remitted during December

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

Equity Contributions

1) Equity Contributions Made During Last 3 Months up to Maximum of 2

Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1	$0	$0
2	$0	$0

2) Equity Contributions Made During Current Calendar Year up to Maximum of 2

Date Contributed	Amount Contributed
1	$0
2	$0

3) Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

Date Contributed	Amount Contributed
1	$0
2	$0
3	$0
4	$0
5	$0

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account
				June 20, 2008 Balance	July 21, 2008 Balance
Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve (1)	90 Day Interest Reserve
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681	12,110,681
				12,712,369	12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438	1,386,438
Series 2007 - 1 A-2-I-X	47,200,000	7.2836%	n/a	859,465	0	(2)
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				13,716,453	12,856,988

			Reserve required	26,428,821	25,569,356

		Beginning Balance		$31,995,847	$31,995,847
		Plus Deposits		$48,173	$48,173
		Less Withdrawals		$(5,567,026)		$(5,567,026)
		Ending Balance		$26,476,994	$26,476,994

		Excess(Deficit)		$48,173	$907,638

Series 2007-1 Senior Cash Trap Account

		Beginning Balance		$—	$—
		Plus Deposits		$—	$—
		Less Withdrawals		$—	$—
		Ending Balance		$—	$—
		Required Amount		$—	$—
		Deposit Required		$—	$—

(1) - If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

(2) - On July 21, 2008 the remaining $47.2 million of Class 2007-1 Class A-2-I debt will be repaid with proceeds from asset divestitures, the monthly residual and a capital contribution.

DSCR Calculations

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

For the Payment Date of:	July 21, 2008
For the Monthly Collection Period of:	June

Monthly Periods used in calculation of DSCR

June

Retained Collections	$—	$50,407,985
	- Total Monthly DSCR Expenses	$25,293,957
		$25,114,028

Denominator
	Total Debt Service	$8,788,604

May

Retained Collections	$—	$47,839,414
	- Total Monthly DSCR Expenses	$18,104,331
		$29,735,083

Denominator
	Total Debt Service	$10,392,290

April

Retained Collections	$—	$39,606,749
	- Total Monthly DSCR Expenses	$17,543,249
		$22,063,500

Denominator
	Total Debt Service	$10,031,096

Current Payment Date Adjusted DSCR Ratio		2.633

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	No	0.00%
Rapid Amortization Event?	No
Servicer Termination Event / EOD?	No

Calculation of 3-Month DSCR

For the Payment Date of:	July 21, 2008
For the Monthly Collection Period of:	June

Monthly Periods used in calculation of DSCR

June

Retained Collections	$—	$44,081,874
	- Total Monthly DSCR Expenses	$25,293,957
		$18,787,917

Denominator
	Total Debt Service	$8,788,604

May

Retained Collections	$—	$44,027,483
	- Total Monthly DSCR Expenses	$18,104,331
		$25,923,152

Denominator
	Total Debt Service	$10,392,290

April

Retained Collections	$—	$34,742,415
	- Total Monthly DSCR Expenses	$17,543,249
		$17,199,166

Denominator
	Total Debt Service	$10,031,096

	Current Payment Date DSCR Ratio	2.119

Consolidated Leverage Ratio

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		($ In Thousands)
		Monthly
Numerator
	Operating Lease Expense - (Current Month)	9,166
	Annualized Operating Lease Expense	109,993
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	879,943

+	All Trust Debt	2,036,200
	IHOP	445,000
	Applebees	1,591,200
	All other Applebee’s Corporate Debt	342,550
	All Other IHOP Corp Debt	168,110
2	Total Indebtedness	2,546,860

	Total Adjusted Debt	3,426,804

Denominator
1	EBITDA	356,455
+ 2	Operating Lease Expense	109,993
	EBITDAR	466,448

	Consolidated Leverage Ratio	7.35

Store Count and System-Wide Sales

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Company Owned Stores in U.S.

Beginning	510
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	2
Ending Balance	508

Franchised Stores in U.S.

Beginning	1,363
Plus New Stores	2
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	1
Ending Balance	1,364

Company Owned Stores outside of U.S.

Beginning	1
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	1

Franchised Stores outside of U.S.

Beginning	116
Plus New Stores	4
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	120

APPB U.S. System-Wide Sales For Last 12 Months	$4,543,366,028
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.94%

Applebees Enterprises LLC as
Issuer	For the Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$3,000,000
Draw Down	$—
Ending	$19,500,000

Commitment Amount	$30,000,000
Available Amount	$10,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$7,000,000
Draw Down	$—
Ending	$45,500,000

Commitment Amount	$70,000,000
Available Amount	$24,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$302,800,000
Ending	$47,200,000	(1)

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000	Unwrapped
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw #1

Amount	$22,500,000
Date	6/13/2008
LIBOR	2.4800%
Spread	2.2050%
Total Coupon	4.6850%
Interest Due This Period	$5,856
Cumulative Interest Due	$46,850	16 days

Series 2007-1 A-1 -X Draw #1

Amount	$52,500,000
Date	6/13/2008
LIBOR	2.4800%
Spread	2.8550%
Total Coupon	5.3350%
Interest Due This Period	$15,560
Cumulative Interest Due	$124,483	16 days

(1) - On July 21, 2008 the remaining $47.2 million of Class 2007-1 Class A-2-I debt will be repaid with proceeds from asset divestitures, the monthly residual and a capital contribution.

Account Reconciliation

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	7/21/2008
&	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For June

			6/1/2008	6/8/2008	6/15/2008	6/22/2008	6/29/2008
1	Concentration Account
	Beginning Balance		33,172,214	34,769,445	41,760,179	50,706,246	28,616,485
		Plus Deposits	25,129,978	25,241,641	30,919,924	31,972,231	26,461,990
		Less Withdrawals	(23,532,747)	(18,250,907)	(21,973,857)	(54,061,992)	(26,052,705)
	Ending Balance		34,769,445	41,760,179	50,706,246	28,616,485	29,025,770

2	Operating Expense Account
	Beginning Balance		3,611	3,611	3,611	3,611	3,611
		Plus Deposits	0	0	0	0	0
		Less Withdrawals	0	0	0	0	0
	Ending Balance		3,611	3,611	3,611	3,611	3,611

3	Sales Tax Account
	Beginning Balance		7,947,713	8,895,778	8,936,139	8,149,986	7,640,449
	Plus Company Store Contribution		1,522,704	1,584,348	1,580,680	1,719,636	1,619,507
	Plus: Excluded Asset deposits		14,705	4,014	4,053	4,468	4,516
		Other deposits	0	9,997	0	0	0
		Less Withdrawals	(589,344)	(1,557,998)	(2,370,886)	(2,233,641)	(1,031,230)
	Ending Balance		8,895,778	8,936,139	8,149,986	7,640,449	8,233,242

4	Lease Payment Account
	Beginning Balance		0	0	0	0	2,612,917
		Plus Deposits	0	0	0	2,612,917	15,603
		Less Withdrawals	0	0	0	0	0
	Ending Balance		0	0	0	2,612,917	2,628,520

5	Gift Card Reserve Account
	Beginning Balance		8,655,656	8,619,293	8,304,039	8,285,855	8,454,560
		Plus Deposits	793,837	823,459	875,180	1,171,345	878,333
		Less Withdrawals	(830,200)	(1,138,713)	(893,364)	(1,002,640)	(1,038,898)
	Ending Balance		8,619,293	8,304,039	8,285,855	8,454,560	8,293,995

6	Third Party Licensing Fee Account
	Beginning Balance		419,561	444,188	484,767	592,258	665,620
		Plus: Deposits	9,383	25,835	91,977	58,694	9,606
	Plus Company Store Contribution		15,167	14,685	15,457	14,613	14,080
	Plus: Excluded Asset deposits		77	59	57	55	58
		Less Withdrawals	0	0	0	0	0
	Ending Balance		444,188	484,767	592,258	665,620	689,364

7	Advertising Fees Account
	Beginning Balance		10,859,882	12,255,450	8,381,667	6,638,968	10,443,824
	Plus: Direct Deposits		917,333	34,097	3,243,028	3,582,697	733,820
	Plus Company Store Contribution		515,816	592,524	606,803	687,332	627,009
	Plus: Excluded Store Deposits		1,333	2,219	2,240	2,478	2,497
		Less Withdrawals	(38,914)	(4,502,623)	(5,594,770)	(467,651)	(303,909)
	Ending Balance		12,255,450	8,381,667	6,638,968	10,443,824	11,503,241

8	Capital Expenditure Reserve Account
	Beginning Balance		250,000	250,000	250,000	250,000	1,000,000
		Plus Deposits	0	0	329,526,441	313,559,006	0
		Less Withdrawals	0	0	(329,526,441)	(312,809,006)	0
	Ending Balance		250,000	250,000	250,000	1,000,000	1,000,000

9	Capital Expenditure Reserve Investment Account
	Beginning Balance		0	0	0	329,526,441	29,535,446
		Plus Deposits	0	0	329,526,441	10,009,005	0
		Less Withdrawals	0	0	0	(310,000,000)	0
	Ending Balance		0	0	329,526,441	29,535,446	29,535,446

10	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance		0	0	0	0	0
		Plus Deposits	0	0	0	0	0
		Less Withdrawals	0	0	0	0	0
	Ending Balance		0	0	0	0	0

11	Franchise Holder Account
	Beginning Balance		2,003,495	2,003,495	2,005,820	2,005,820	2,002,324
		Plus Deposits	0	2,325	0	0	0
		Less Withdrawals	0	0	0	(3,496)	0
	Ending Balance		2,003,495	2,005,820	2,005,820	2,002,324	2,002,324

12	Collateral Account (a)
	Beginning Balance		25,669,514	25,713,061	25,713,061	25,713,061	25,713,061
		Plus Deposits	43,547	0	0	0	0
		Less Withdrawals	0	0	0	0	0
	Ending Balance		25,713,061	25,713,061	25,713,061	25,713,061	25,713,061

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Account Reconciliation

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	7/21/2008
&	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers
Reconciliation of Indenture Trust Accounts - weekly For December

		6/1/2008	6/8/2008	6/15/2008	6/22/2008	6/29/2008
13	Applebee’s Enterprises, LLC Main Account
	Beginning Balance	1	1	1	1	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	(1)	0
	Ending Balance	1	1	1	0	0

14	Collection Account
	Beginning Balance	1,703	1,703	5,409	5,409	3,707
	Plus Deposits	0	3,706	0	338,144,208	10,000,000
	Less Withdrawals	0	0	0	(338,145,910)	(10,000,000)
	Ending Balance	1,703	5,409	5,409	3,707	3,707

15	Senior Notes Interest Payment Account
	Beginning Balance	8	8	8	8	(0)
	Plus Deposits	0	0	0	9,562,919	0
	Less Withdrawals	0	0	0	(9,562,927)	0
	Ending Balance	8	8	8	(0)	(0)

16	Insurer Premiums Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	451,760	0
	Less Withdrawals	0	0	0	(451,760)	0
	Ending Balance	0	0	0	0	0

17	Class A-1 Commitment Fees Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	377,611	0
	Less Withdrawals	0	0	0	(377,611)	0
	Ending Balance	0	0	0	0	0

18	Senior Notes Principal Payment Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	302,800,000	10,000,000
	Less Withdrawals	0	0	0	(302,800,000)	(10,000,000)
	Ending Balance	0	0	0	0	0

19	Senior Notes Interest Reserve Account
	Beginning Balance	31,995,847	31,995,847	32,044,020	32,044,020	26,476,994
	Plus Deposits	0	48,173	0	0	0
	Less Withdrawals		0	0	(5,567,026)	0
	Ending Balance	31,995,847	32,044,020	32,044,020	26,476,994	26,476,994

20	Senior Notes Contingent Additional Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

21	Subordinated Note Interest Payment Acount
	Beginning Balance	1	1	1	1	0
	Plus Deposits	0	0	0	833,436	0
	Less Withdrawals	0	0	0	(833,437)	0
	Ending Balance	1	1	1	0	0

22	Subordinated Note Principal Payment Acount
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

23	Subordinated Note Contingent Additional Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

24	Hedge Payment Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

25	Cash Trap Reserve Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

26	Series 2007-1 Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

27	Series 2007-1 AI Distribution Account	0
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

28	Series 2007-1 A2IDistribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

29	Series 2007-1 A2II Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

30	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

31	Senior Notes Excess Adjusted Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

Asset Dispositions Insurance Proceeds

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$302,800,000	(1)
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.35
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?( yes or no )	No
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$302,800,000

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$—
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$—

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$—
After-Tax Net Proceeds Received within 150-180 days	$—

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$302,800,000	(1)
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$302,800,000	(1)

Senior ABS Leverage Ratio( Sr APPB Sec Debt/ Securitization EBITDA)	%
assumes that variable funding notes are fully drawn

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$—

Insurance Proceeds Received in Calendar Year	$941,322
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$941,322

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$—
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$—

Pro-Forma Consolidated Leverage Ratio

Numerator	Monthly
Operating Lease Expense - (current Month)	$9,166,078
Annualized Operating Lease Expense	$109,992,936
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$879,943,488

+	All Trust Debt (before Asset Disposition)	$2,036,200,000
IHOP	$445,000,000
Applebees	$1,591,200,000
All Other Applebee’s Corp Debt	$342,550,350
All Other IHOP Corp Debt	$168,110,000
2	Total Indebtedness	$2,546,860,350

Total Adjusted Debt	$3,426,803,838

Denominator
1	EBITDA	$356,455,000
+	2	Operating Lease Expense	$109,992,936
EBITDAR	$466,447,936

Consolidated Leverage Ratio	7.35

Pro-Forma EBITDA	$356,455,000
Pro-Forma EBITDAR Leverage Ratio	7.35

After-Tax Net Proceeds Received in Monthly Collection Period	$302,800,000
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$302,800,000

Pro-Forma EBITDAR Leverage Ratio	6.70

(1)  In addition to the $303 million detailed on the May monthly report, DineEquity successfully completed a sale of 26 stores in the California market and the sale leaseback transaction for 1 additional Applebee’s company owned restaurant location.  Net proceeds from these deals were approximately $30 million and after-tax proceeds available to pay down debt totaled approximately $29 million.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Advertising fees paid into the concentration account	$1,356,957
B)	Reimbursement of G&A costs	$11,650
C)	Weight Watchers	$32,033

	Total Misdirected funds deposited to Concentration Account	$1,400,640

Non - Conforming Assets

Applebees Enterprises LLC as Issuer	For the Payment Date of:	July 21, 2008
And	For the Monthly Collection Period of:	June
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non Conforming Assets

	Count

		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin
Additions:
	#1
		Ending Bucket	0
	Weighted Average Royalty Rate		0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0